DISPOSAL OF ASSETS	6 Months Ended
Jun. 30, 2024
Disclosure of analysis of single amount of discontinued operations [abstract]
DISPOSAL OF ASSETS	DISPOSAL OF ASSETS
On May 28, 2024, the company completed the sale of a 30 MW hydro asset in the U.S. for proceeds of approximately $67 million ($15 million net to the company) net of transaction fees. As a result of the disposition, the company derecognized $42 million of total assets, $4 million of total liabilities from the consolidated statements of financial position. This resulted in a gain on disposition of $29 million ($6 million net to the company) recognized within Other income in the consolidated statements of income (loss). As a result of the disposition, the company's post-tax portion of the accumulated revaluation surplus of $28 million was reclassified from accumulated other comprehensive income directly to equity and presented as a Disposals item in the consolidated statements of changes in equity.
On May 31, 2024, the company completed the sale of a 85 MW portfolio of biomass facilities in Brazil for proceeds of approximately R$251 million ($48 million) (R$95 million ($18 million) net to the company). As a result of the disposition, the company derecognized $86 million of total assets and $2 million of total liabilities from the consolidated statements of financial position. This resulted in loss on disposition of $24 million ($9 million net to the company) recognized through other comprehensive income and $12 million ($5 million net to the company) recognized within Other in the consolidated statements of income (loss).